                                                                   EXHIBIT 99.19

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
------------------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1           Summary of Bank and Investment Accounts

Attachment 2           Schedule of Receipts and Disbursements

Attachment 3           Bank and Investment Account Statements

Attachment 4           Income Statement

Attachment 5           Balance Sheet

Attachment 6           Summary of Due To/Due From Intercompany Accounts

Attachment 7           Accounts Receivable Aging

Attachment 8           Accounts Payable Detail

Attachment 9           Notes to May Monthly Operating Report

28-Jun-02                                        Summary Of Bank, Investment & Petty Cash Accounts                     Attachment 1
 2:38 PM                                              American Hawaii Properties Corporation
Summary                                                        Case No: 01-10976 (JCA)                                    UNAUDITED
American Hawaii Properties Corp                                For Month Of May, 2002

                                                     Balances
                                        ---------------------------------       Receipts &        Bank
                                           Opening             Closing          Disbursements     Statements       Account
Account                                 As Of 5/01/02       As Of 5/31/02       Included          Included         Reconciled
-------                                 -------------       -------------       -------------     ----------       ----------
AHC - Honolulu Payroll                       0.00               0.00            No -              No -             No -
Bank One                                                                        Account           Account          Account
Account # - 552-0110673379                                                      Closed            Closed           Closed

American Hawaii Pro DBA AHC                  0.00               0.00            No -              No -             No -
Bank of Hawaii                                                                  Account           Account          Account
Account # - 0001-037773                                                         Closed            Closed           Closed

Honolulu Office                              0.00               0.00            No -              Not A Bank       No -
Petty Cash                                                                      No Activity       Account          No Activity

28-Jun-02                                                       Receipts & Disbursements                               Attachment 2
 2:38 PM                                                    American Hawaii Properties Corp
Summary                                                         Case No: 01-10976 (JCA)
American Hawaii Properties Corp                                 For Month Of May, 2002
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

28-Jun-02                                        Concentration & Investment Account Statements                         Attachment 3
 2:38 PM                                               American Hawaii Properties Corp
Summary                                                    Case No: 01-10976 (JCA)
American Hawaii Properties Corp                            For Month Of May, 2002
Attach 23

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:38
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: MAY-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                                                          PTD-Actual
                                                                                           31-May-02
                                                                                          ----------
Revenue
Gross Revenue                                                                                 0.00
Allowances                                                                                    0.00
                                                                                            -------
Net Revenue                                                                                   0.00

Operating Expenses
Air                                                                                           0.00
Hotel                                                                                         0.00
Commissions                                                                                   0.00
Onboard Expenses                                                                              0.00
Passenger Expenses                                                                            0.00
Vessel Expenses                                                                               0.00
Layup/Drydock Expense                                                                         0.00
Vessel Insurance                                                                              0.00
                                                                                            -------
Total Operating Expenses                                                                      0.00
                                                                                            -------
Gross Profit                                                                                  0.00

SG&A Expenses
Sales & Marketing                                                                             0.00
Start-Up Costs                                                                                0.00
                                                                                            -------
Total SG&A Expenses                                                                           0.00
                                                                                            -------
EBITDA                                                                                        0.00

Depreciation                                                                                  0.00
                                                                                            -------
Operating Income                                                                              0.00

Other Expense/(Income)
Interest Income                                                                               0.00
Equity in Earnings for Sub                                                                    0.00
Reorganization expenses                                                                       0.00
                                                                                            -------
Total Other Expense/(Income)                                                                  0.00
                                                                                            -------
Net Pretax Income/(Loss)                                                                      0.00

Income Tax Expense                                                                            0.00
                                                                                            -------
Net Income/(Loss)                                                                             0.00
                                                                                            =======

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:49
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: MAY-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                                                           YTD-Actual            YTD-Actual
                                                                                            31-May-02             22-Oct-01
                                                                                         --------------        --------------
ASSETS

Cash and Equivalent                                                                              (15.00)           175,430.72

Restricted Cash                                                                                    0.00                  0.00

Accounts Receivable                                                                                0.00              1,334.40

Inventories                                                                                        0.00          1,214,962.00

Prepaid Expenses                                                                                   0.00              7,240.63

Other Current Assets                                                                               0.00                  0.00
                                                                                         --------------        --------------
Total Current Assets                                                                             (15.00)         1,398,967.75

Fixed Assets                                                                                       0.00          1,553,888.60

Accumulated Depreciation                                                                           0.00           (591,442.88)
                                                                                         ---------------       ---------------
Net Fixed Assets                                                                                   0.00            962,445.72

Net Goodwill                                                                                       0.00                  0.00

Intercompany Due To/From                                                                  (2,977,773.68)        (3,743,572.98)

Net Deferred Financing Fees                                                                        0.00                  0.00

Net Investment in Subsidiaries                                                                     0.00                  0.00
                                                                                         ---------------       ---------------
Total Other Assets                                                                        (2,977,773.68)        (3,743,572.98)
                                                                                         ---------------       ---------------
Total Assets                                                                              (2,977,788.68)        (1,382,159.51)
                                                                                         ==============        ==============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:49
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: MAY-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                                                           YTD-Actual            YTD-Actual
                                                                                            31-May-02             22-Oct-01
                                                                                         --------------        --------------
LIABILITIES

Accounts Payable                                                                                   0.00                  0.00

Accrued Liabilities                                                                                0.00                  0.00

Deposits                                                                                           0.00                  0.00
                                                                                         --------------        --------------
Total Current Liabilities                                                                          0.00                  0.00

Long Term Debt                                                                                     0.00                  0.00

Other Long Term Liabilities                                                                        0.00                  0.00
                                                                                         ---------------       ---------------
Total Liabilities                                                                                  0.00                  0.00

OTHER

Liabilities Subject to Compromise                                                                  0.00                  0.00
                                                                                         ---------------       ---------------
Total Other                                                                                        0.00                  0.00

OWNER'S EQUITY

Common Stock                                                                                   1,000.00              1,000.00

Add'l Paid In Capital                                                                              0.00                  0.00

Current Net Income (Loss)                                                                 (1,441,781.41)        (1,383,800.96)

Retained Earnings                                                                         (1,537,007.27)               641.45
                                                                                         ---------------       ---------------
Total Owner's Equity                                                                      (2,977,788.68)        (1,382,159.51)
                                                                                         ---------------       ---------------
Total Liabilities & Equity                                                                (2,977,788.68)        (1,382,159.51)
                                                                                         ===============       ===============

American Hawaii Properties Corporation               ATTACHMENT 6
                                          Summary List of Due To/Due From Accounts                                    01-10976(JCA)
                                             For the Month Ended May 31, 2002

                                                             BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER        BALANCE                   DEBITS          CREDITS        BALANCE
American Classic Voyages Co.              01-10954           (2,485,515.74)                --               --        (2,485,515.74)
AMCV Cruise Operations, Inc.              01-10967           (5,188,990.02)                --               --        (5,188,990.02)
The Delta Queen Steamboat Co.             01-10970              (43,550.29)                --               --           (43,550.29)
Great AQ Steamboat, L.L.C.                01-10960                1,496.24                 --               --             1,496.24
Great River Cruise Line, L.L.C.           01-10963               (9,562.38)                --               --            (9,562.38)
Cruise America Travel, Incorporated       01-10966               (1,126.92)                --               --            (1,126.92)
Cape Cod Light, L.L.C.                    01-10962               31,777.30                 --               --            31,777.30
Project America, Inc.                     N/A                 1,297,351.35                 --               --         1,297,351.35
Oceanic Ship Co.                          N/A                 3,724,194.25                 --               --         3,724,194.25
Great Hawaiian Cruise Line, Inc.          01-10975              179,633.39              15.00               --           179,648.39
Great Hawaiian Properties Corporation     01-10971               62,430.01                 --               --            62,430.01
Great Independence Ship Co.               01-10969             (542,250.76)                --               --          (542,250.76)
CAT II, Inc.                              01-10968               (3,675.11)                --               --            (3,675.11)
                                                             -----------------------------------------------------------------------
                                                             (2,977,788.68)             15.00               --        (2,977,773.68)
                                                             =======================================================================

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                            Accounts Receivable Aging
                               As of May 31, 2002

                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                             Accounts Payable Detail
                               As of May 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER: 01-10976 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.